Exhibit 10.8

Good Works Acquisition Corp.

4265 San Felipe

Houston, TX 77027

February 16, 2021

Shoreline Capital Advisors, Inc.

1536 Whispering Pines Drive

Houston, Texas 77055

Re: Modification of Administrative Services Agreement

Ladies and Gentlemen:

This letter agreement by and between Good Works Acquisition Corp. (the “Company”) and Shoreline Capital Advisors, Inc. (“Shoreline”), dated as of the date hereof (“Modification Agreement”), modifies the Administrative Services Agreement (the “Agreement”) dated October 19, 2020 between Shoreline and the Company.

The monthly fee payable by the Company to Shoreline pursuant to the Agreement, which as $5,000.00, is modified retroactively to be $10,000.00 as if $10,000.00 had been the monthly fee since inception of the Agreement. All other terms and conditions of the Agreement remain in full force and effect and unchanged by this Modification.

If you are in agreement with the terms of this Modification Agreement, please acknowledge with your signature below.

Very truly yours,

GOOD WORKS ACQUISITION CORP.

/s/ Fred Zeidman
Fred Zeidman
Chief Executive Officer

AGREED TO AND ACCEPTED BY:

SHORELINE CAPITAL ADVISORS, INC.

/s/ Cary Grossman
Cary Grossman
President